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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 30, 2006

                       BRILLIANT TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-23761             13-4000208
(State or other jurisdiction of  (Commission File Number)    (IRS Employer
        incorporation)                                    Identification Number)

                          211 Madison Avenue, Apt. #28B
                               New York, NY 10016
           (Address of principal executive offices including zip code)

                                 (212) 532-2736
              (Registrant's telephone number, including area code)

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ITEM 1.01  Entry into a Material Definitive Agreement; and
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Arrangement of a Registrant.


         Pursuant to a Securities Purchase Agreement dated as of May 30, 2006 between Brilliant Technologies Corporation (the "Company") and Sidney Welz ("Welz"), the Company sold an aggregate of $25,000 principal amount of its 9% Convertible Debentures (the "Debentures") and warrants (the "Warrants") to purchase 357,142 shares of common stock of the Company ("Common Stock"). The Company received net proceeds in such sale of $25,000, after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of May 30, 2006 between the Company and Jose Zajac ("Zajac"), the Company sold an aggregate of $30,000 principal amount of its Debentures and Warrants to purchase 428,571 shares of Common Stock. The Company received net proceeds in such sale of $30,000, after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of May 30, 2006 between the Company and Leon Goldenberg ("Goldenberg"), the Company sold an aggregate of $25,000 principal amount of its Debentures and Warrants to purchase 357,142 shares of Common Stock. The Company received net proceeds in such sale of $25,000, after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of June 1, 2006 between the Company and Bella Jacobs ("Jacobs"), the Company sold an aggregate of $25,000 principal amount of its Debentures and Warrants to purchase 357,142 shares of Common Stock. The Company received net proceeds in such sale of $25,000, after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of June 1, 2006 between the Company and Ateres Mechoel ("Mechoel"), the Company sold an aggregate of $25,000 principal amount of its Debentures and Warrants to purchase 357,143 shares of Common Stock. The Company received net proceeds in such sale of $25,000, after the payment of offering related fees and expenses. Pursuant to a Securities Purchase Agreement dated as of June 1, 2006 between the Company and Shalom Torah Center ("Shalom Torah Center"), the Company sold an aggregate of $100,000 principal amount of its Debentures and Warrants to purchase 1,428,571 shares of Common Stock. The Company received net proceeds in such sale of $100,000, after the payment of offering related fees and expenses. The Debentures and Warrants were issued in a private placement pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"). Each of Welz, Zajac, Goldenberg, Jacobs, Mechoel and Shalom Torah Center represented to the Company that it was an "accredited investor" (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) and made other customary representations in connection with issuances pursuant to such Section 4(2).

         The Debentures bear interest at 9% per annum on a simple non-compounded basis and are due and payable on April 3, 2007. The Debentures are convertible, at the holder's option, into shares of Common Stock at a conversion rate equal to the lesser of $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs) and 75% of the average of the 5 lowest closing bid prices of the Common Stock for the 30 trading days immediately preceding the applicable date of conversion. If a holder elects to convert all or a portion of the Debentures and the conversion price is less than $0.07 (subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs), in lieu of


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effecting such conversion, the Company may elect to redeem the amount of the
Debentures requested to be so converted at a purchase price equal to 150% of the principal amount of the Debentures plus accrued and unpaid interest to the date of redemption. The holder may accelerate the maturity date of the Debentures following the occurrence of customary events of default, including, without limitation, payment defaults, breaches of certain covenants and representations, certain events of bankruptcy, certain judgment defaults and the suspension of the Common Stock from trading on the Over the Counter Bulletin Board. The Debentures, together with certain debentures previously issued by the Company, are secured by a security interest in all of the assets of the Company.

         Each Warrant is exercisable until the second anniversary of the effective date of the registration statement described below. The Warrants are exercisable at $0.07 per share, such exercise price subject to adjustment for subsequent lower price issuances by the Company and other customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs. If the average of the closing bid prices of the Common Stock during any period of 20 consecutive trading days is equal to or greater than $0.50 and the closing bid price of the Common Stock is equal to or greater than $0.50 for at least 10 trading days during such period then with respect to each Warrant that the holder does not exercise during the 15 trading day period following the receipt by the holder of a notice from the Company that such average price and closing bid prices have occurred, the exercise price for such Warrants will each be adjusted to $0.25 per share (subject to adjustment for customary events including stock splits, reverse stock splits, dividends of Common Stock and spin-offs). Holders of Warrants are entitled to effect a cashless exercise of the Warrants if the registration statement (as described below) has not been declared effective prior the first anniversary of the issuance of the Warrants.

         The Company has agreed pursuant to a Registration Rights Agreement dated as of May 30, 2006 between the Company and Welz, a Registration Rights Agreement dated as of May 30, 2006 between the Company and Zajac, a Registration Rights Agreement dated as of May 30, 2006 between the Company and Goldenberg, a Registration Rights Agreement dated as of June 1, 2006 between the Company and Jacobs, a Registration Rights Agreement dated as of June 1, 2006 between the Company and Mechoel and a Registration Rights Agreement dated as of June 1, 2006 between the Company and Shalom Torah Center, to file a registration statement to register the shares of Common Stock issuable upon the conversion of the Debentures and the exercise of the Warrants.

         The foregoing descriptions of such Securities Purchase Agreements, the Debentures, the Warrants and such Registration Rights Agreements do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements, forms of which are filed hereto as Exhibits 4.1 through 4.4, respectively, and are incorporated herein by reference.

ITEM 3.02  Unregistered Sales of Equity Securities.

The information contained in Items 1.01 and 2.03 above are incorporated into this Item 3.02 by reference.

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On May 16, 2006 the Company issued 500,000 shares of Common Stock for consulting services. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 25, 2006 the Company issued 384,082 shares of Common Stock upon the conversion of $5,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 25, 2006 the Company issued 1,079,136 shares of Common Stock upon the conversion of $15,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 25, 2006 the Company issued 791,215 shares of Common Stock upon the conversion of $10,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 25, 2006 the Company issued 384,082 shares of Common Stock upon the conversion of $5,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On May 31, 2006 the Company issued 461,005 shares of Common Stock upon the conversion of $6,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On June 1, 2006 the Company issued 1,813,929 shares of Common Stock upon the conversion of $25,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On June 1, 2006 the Company issued 794,763 shares of Common Stock upon the conversion of $10,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On June 1, 2006 the Company issued 4,200,000 shares of Common Stock upon the conversion of $50,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On June 6, 2006 the Company became obligated to issue 16,233,170 shares of Common Stock upon the conversion of $206,500 principal amount of its 9% convertible debentures. Such issuance is to be effected pursuant to Section 4(2) under the Securities Act.

On June 7, 2006 the Company issued 5,373,000 shares of Common Stock upon the conversion of $25,000 principal amount of its 9% convertible debentures. Such issuance was effected pursuant to Section 4(2) under the Securities Act.

On June 12, 2006 the Company became obligated to issue 2,126,498 shares of Common Stock upon the conversion of $30,000 principal amount of its 9% convertible debentures. Such issuance is to be effected pursuant to Section 4(2) under the Securities Act.

On June 14, 2006 the Company became obligated to issue 920,981 shares of Common Stock upon the conversion of $11,900 principal amount of its 9% convertible debentures. Such issuance is to be effected pursuant to Section 4(2) under the Securities Act.

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ITEM 9.01 Financial Statements and Exhibits.


(c) Exhibits

4.1 Form of Securities Purchase Agreement between Brilliant Technologies Corporation and each of Welz, Zajac, Goldenberg, Jacobs, Mechoel and Shalom Torah Center, respectively.

4.2 Form of 9% Convertible Debenture issued to each of Welz, Zajac, Goldenberg, Jacobs, Mechoel and Shalom Torah Center, respectively.

4.3 Form of Warrant issued to each of Welz, Zajac, Goldenberg, Jacobs, Mechoel and Shalom Torah Center, respectively.

4.4 Form of Registration Rights Agreement between Brilliant Technologies Corporation and each of Welz, Zajac, Goldenberg, Jacobs, Mechoel and Shalom Torah Center, respectively.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Brilliant Technologies Corporation,
Dated: June 19, 2006
                                             /s/ Allan Klepfisz
                                             ------------------
                                             Allan Klepfisz
                                             Chief Executive Officer


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